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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2002

THE ALLSTATE CORPORATION
(Exact name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of organization)	1-11840 (Commission File Number)	36-3871531 (I.R.S. Employer Identification No.)

2775 Sanders Road, Northbrook, Illinois, 60062
(Address of Principal Executive Offices)    Zip

Registrant's telephone number, including area code: (847) 402-5000

N/A
(Former Name or Former Address if Changed Since Last Report)

Item 5.        OTHER EVENTS

        On September 12, 2002, the Registrant issued the press release attached hereto as Exhibit 99.

Item 7.        FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  Exhibits

EXHIBIT NO.	DESCRIPTION
99	Registrant's press release dated September 12, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE ALLSTATE CORPORATION
By:	/s/ EMMA M. KALAIDJIAN Name: Emma M. Kalaidjian Title: Assistant Secretary

Dated: September 20, 2002

EXHIBIT INDEX

NUMBER	DESCRIPTION	SEQUENTIAL PAGE NUMBER
99	Registrant's press release dated September 12, 2002.	5

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EXHIBIT INDEX